UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED):

June 5, 2009

US Oncology Holdings, Inc.

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-126922 0-26190	90-0222104 84-1213501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

10101 Woodloch Forest

The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(281) 863-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 5, 2009, US Oncology, Inc. issued a press release announcing that it has entered an agreement to sell an aggregate $775 million principal amount of 9 1/8% senior secured notes due 2017. The notes will be senior secured obligations of the Company. The notes will be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside of the United States in accordance with Regulation S under the Securities Act. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	US Oncology, Inc.’s Press Release, dated June 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2009	By:	/s/ Phillip H. Watts
	Name:	Phillip H. Watts
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	US Oncology, Inc.’s Press Release, dated June 5, 2009